Exhibit 10.39

**DO NOT DESTROY THIS NOTE: When paid, this note with Deed of Trust securing same, must be surrendered to Trustee for cancellation before reconveyance will be made**

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**NOTE SECURED BY DEED OF TRUST**

**$150,000** **Date: June 17, 2024**

**Los Angeles, California,**

At the times stated, for value received, **Mopane Investments, LLC, a Wyoming Limited Liability Company** ("Maker") promise(s) to pay to **Belladonna Lily Investments, Inc, a Wyoming Corporation** ("Payee") or order, at **1621 Central Avenue, Cheyenne, WY 82001**, the sum of **One Hundred Fifty Thousand Dollars 00/100 ($150,000.00)** with interest only from June 18th, 2024 on unpaid principal at the rate of **6.00** per cent per annum. Interest only payable in monthly installments ~~of Six Hundred~~ and Fifty Dollars AND 00/100 (~~$650~~.00) or more on the 1st day of each month, beginning on the 1st day of July 2024 and continuing until the 30th day of June 2029 at which time the entire principal balance together with interest due thereon, shall become due and payable. $750/M 6/18/2024

This loan to be secured by a Deed of Trust recorded against 1460 N. Eastern Ave, Los Angeles, CA 90063 (APN: 5225-010-004)

Principal Balance is increased to **$175,000** effective **June 17, 2024**, subject to terms above, to reflect inclusion of $25,000 note signed February 27, 2024, between same parties. Said note of $25,000 is attached hereto and is hereby cancelled.

Principal and interest payable in lawful money of the United States. If action be instituted on this note, We promise to pay such sum as the Court may fix as attorney's fees. This note is secured by a Deed of Trust to North American Title Company, a California corporation, as TRUSTEE.

**Mopane Investments, LLC, a Wyoming Limited Liability Company (Borrower)**

**David Behrend, Manager**

Sign & Date

**Belladonna Lily Investments, Inc.(Lender)**

**Jonathan Barrett, President**

**Loan Balance is increased to $305,000 effective October 1, 2024. Payment is increased to $1,525.**

Date 10/1/2024

David Behrend, Manager

Date 10·1·2024

Jonathan Barrett, President

EXHIBIT "A"

1. "Should the trustor or his successors in interest, without the consent in writing of the beneficiary, sell, transfer of convey or permit to be sold, transferred or conveyed, his interest in the property, or any part thereof, then the beneficiary may, at his option, declare all sums secured hereby immediately due and payable."

2. "This Note is subject to Section 2966 of the Civil Code, which provides that the holder of this Note shall give written notice to the Trustor, or his successor in interest, of prescribed information at least ninety days and not more than one hundred and fifty days before any balloon payment is due." Notice is deemed given by payee to maker to pay loan by June 30, 2029.

3. No prepay penalty

4. Late fee of 5% of monthly payment if paid 11 days or more after payment date.

**PROMISSORY NOTE**
**INTEREST ONLY, BALLOON PAYMENT**

**$25,000**

**Date: February 27, 2024**

**Los Angeles, California,**

At the times stated, for value received, **Mopane Investments, LLC, a Wyoming Limited Liability Company** ("Maker") promise(s) to pay to **Belladonna Lily Investments, Inc, a Wyoming Corporation** ("Payee") or order, at 1621 Central Avenue, Cheyenne, Wyoming, 82001, the sum of **Twenty Five Thousand Dollars 00/100 ($25,000.00)** with interest at **6.00% per annum**, payable monthly. Payments to be interest only made payable on the 1st of each month starting May 1, 2024, and continuing until Note shall become due and payable, in full, on December 31, 2029

Principal payable in lawful money of the United States If action be instituted on this note, We promise to pay such sum as the Court may fix as attorney's fees.

**Mopane Investments, LLC, a Wyoming Limited Liability Company (Borrower)**

David Behrend, Manager

This note cancelled on 6/17/2024

**Belladonna Lily Investments, Inc, (Lender)**

**Jonathan Barrett, President**

**EXHIBIT "A"**

1. Notice is deemed given by payee to maker to pay loan by December 31, 2029.